SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2003

SCS TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri	64111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 960-3664

No Changes.

(Former name or former address, if changed since last report.)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Ex-99.1 Press Release

Item 7. Exhibits.

99.1	Press release of SCS Transportation, Inc. dated October 16, 2003

Item 12. Results of Operations and Financial Condition.

On October 16, 2003, SCS Transportation, Inc. issued a press release announcing its third quarter 2003 results. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS TRANSPORTATION, INC. (Registrant)

Date: October 16, 2003	By: /s/ James J. Bellinghausen James J. Bellinghausen Vice President of Finance and Chief Financial Officer